EXHIBIT 21.1

                        EQUITY CORPORATION INTERNATIONAL

                  LIST OF SUBSIDIARIES AS OF DECEMBER 31, 1996

                                                   STATE OF
                        COMPANY                  INCORPORATION
         -------------------------------------   -------------
       1. ECI Capital Corporation..............        DE
       2. ECI Management Services, Inc.........        DE
       3. ECI Services, Inc....................        DE
       4. Equity Corporation International of
           Texas ..............................        TX
       5. ECI-Chapel Hill, Inc.................        DE
       6. ECI Services of Alabama, Inc.........        DE
       7. Elliott Funeral Home, Inc............        AL
       8. ECI Services of Arkansas, Inc........        DE
       9. Nelson Acquisition Company...........       ARK
      10. ECI Services of California, Inc......        DE
      11. ECI Services of Connecticut, Inc.....        DE
      12. ECI Services of Florida, Inc.........        DE
      13. ECI Services of Georgia, Inc.........        DE
      14. ECI Services of Illinois, Inc........        DE
      15. ECI Services of Indiana, Inc.........        DE
      16. Carmony Funeral Home, Inc............        IN
      17. Kuiper Funeral Home, Inc.............        IN
      18. ECI Services of Iowa, Inc............        DE
      19. ECI Services of Maine, Inc...........        DE
      20. Edwards Funeral Homes, Inc...........        ME
      21. Michael Wilson, Inc..................        ME
      22. Redington Company Funeral Home.......        ME
      23. ECI Services of Massachusetts,
           Inc. ...............................        DE
      24. ECI Services of Mississippi, Inc.....        DE
      25. Jones Funeral Home of Ellisville,
           Mississippi, Inc. ..................        MS
      26. ECI Services of Missouri, Inc........        DE
      27. ECI Services of Nebraska, Inc........        NE
      28. ECI Services of New Hampshire,
           Inc. ...............................        DE
      29. Fleury & Patry Funeral Homes, Inc....        NH
      30. ECI Services of New York, Inc........        DE
      31. ECI Services of North Carolina,
           Inc. ...............................        DE
      32. ECI Services of Ohio, Inc............        DE
      33. ECI Services of Oklahoma, Inc........        DE
      34. ECI Services of South Carolina,
           Inc. ...............................        DE
      35. ECI Services of South Dakota, Inc....        DE
      36. ECI Services of Texas, Inc...........        DE
      37. J.M. Day Funeral Home, Inc...........        TX
      38. ECI Services of Vermont, Inc.........        DE
      39. ECI Services of West Virginia,
           Inc. ...............................        DE
      40. ECI Stowers, Inc.....................        DE
      41. JPH Properties, Inc..................        TX
      42. Professional Funeral Associates,
           Inc. ...............................        TX
                                                   STATE OF
                        COMPANY                  INCORPORATION
         -------------------------------------   -------------
      43. Riley Funeral Home, Incorporated.....        TX
      44. ECI Cemetery Services, Inc...........        DE
      45. ECI Cemetery Management Services,
          Inc..................................        DE
      46. ECI Cemetery Services of Alabama,
           Inc. ...............................        DE
      47. ECI Cemetery Services of Arkansas,
           Inc. ...............................        DE
      48. ECI Cemetery Services of Florida,
           Inc. ...............................        GA
      49. ECI Cemetery Services of Georgia,
           Inc. ...............................        GA
      50. ECI Cemetery Services of Iowa,
           Inc. ...............................        DE
      51. ECI Cemetery Services of North
           Carolina, Inc. .....................        GA
      52. C.D.C. Corp..........................        NC
      53. ECI Cemetery Services of Oregon,
           Inc. ...............................        DE
      54. ECI Cemetery Services of South
           Carolina, Inc. .....................        GA
      55. ECI Cemetery Services of Tennessee,
           Inc. ...............................        TN
      56. ECI Cemetery Services of Texas,
           Inc. ...............................        TX
      57. ECI Cemetery Services of Virginia,
           Inc. ...............................        VA
      58. Mausoleum Builders, Inc. ............        GA